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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 14, 2002
                Date of Report (Date of Earliest Event Reported)


                             EBS LITIGATION, L.L.C.
             (Exact name of registrant as specified in its charter)


    Delaware                     000-24711                      13-3989964
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
  organization)

                                 90 Park Avenue
                            New York, New York 10016
          (Address of principal executive offices, including zip code)

                                 (212) 682-7474
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure

     On November 14, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of EBS Litigation, L.L.C. (the "Company") for the quarter ended September 30, 2002 (the "Report"), Peter N. Wang, the Manager of the Company provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such Manager's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       EBS LITIGATION, L.L.C.



                                       By: /s/ Peter N. Wang
                                           -------------------------------------
                                           Peter N. Wang, Manager


Date: November 14, 2002